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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                --------------

                                  FORM 8-K/A

                                CURRENT REPORT

    Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  November 15, 1999


                                EMUSIC.COM INC.
            (Exact name of registrant as specified in its charter)

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          Delaware                                         0-24671                                  65-0207877
-------------------------------                    ------------------------               ---------------------------------
(State or other jurisdiction of                    (Commission File Number)               (IRS Employer Identification No.)
        incorporation)
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                                                     1991 Broadway, 2nd Floor
                                                  Redwood City, California  94063
                                        (Address of principal executive offices) (Zip Code)
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                               Registrant's telephone number, including area code:   (650) 216-0200

                                   (Former name or former address, if changed since last report)

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     This Amendment No. 1 to the Current Report on Form 8-K dated November 22,
1999 (the "Report") filed by Emusic.com Inc., a Delaware corporation (the "Company"), is being filed in connection with the Company's acquisition of Group K Inc., a New York corporation, d.b.a. Cductive, by way of a merger of GNA Corporation, a Delaware corporation and wholly owned subsidiary of the Company, with and into Group K Inc. (the "Merger") with Group K Inc. being the surviving corporation in the Merger, pursuant to the terms and conditions set forth in the Agreement and Plan of Reorganization, dated as of November 15, 1999, and previously filed as Exhibit 99.1 to the Report. The Company hereby amends Item 5 and Item 7 of the Report as set forth below to provide for certain supplementary financial information.

Item 5. Other Events.

     The following supplemental financial information relating to the Merger is filed as part of this Report:

     (a)  Unaudited pro forma condensed combining financial information; and

     (b) Audited financial statements of Group K Inc. for the fiscal years ended December 31, 1997 and 1998, and unaudited financial statements for the nine months ended September 30, 1999.

Item 7. Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

          See Exhibit 99.3 for the audited financial statements of Group K Inc.

     (b)  Pro Forma Financial Information

          See Exhibit 99.2 for the Unaudited Pro Forma Combined Condensed Financial Information.

     (c)  Exhibits

          Exhibit No.   Description
          -----------   -----------
              23.1      Consent of Richard A. Eisner & Company, LLP,
                        Independent Auditors.

              99.1* Agreement and Plan of Reorganization, dated as of November 15, 1999.

              99.2      Unaudited Pro Forma Condensed Combining Financial
                        Information.

              99.3 Audited Financial Statements of Group K Inc. for the fiscal years ended December 31, 1997 and 1998, and unaudited Financial Statements for the nine months ended September 30, 1999.

              *   Previously filed.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           EMUSIC.COM INC.

Date:  December 22, 1999
                                           By: /s/ Joseph Howell
                                              -------------------
                                               Joseph Howell
                                               Executive Vice President and
                                               Chief Financial Officer